Exhibit 99.1

Press Release Release Date: February 5, 2020

Uniti Group Inc. Announces Launch of Senior Secured Notes Offering

LITTLE ROCK, Ark. – Uniti Group Inc. (the “Company”, “Uniti”, or “we”) (Nasdaq: UNIT) today announced that its subsidiaries, Uniti Group LP, Uniti Fiber Holdings Inc., Uniti Group Finance 2019 Inc. and CSL Capital, LLC (together, the “Issuers”), have commenced an offering of $1.75 billion aggregate principal amount of senior secured notes due 2025 (the “notes”). The Issuers intend to use the net proceeds from the offering to repay $1.65 billion of outstanding borrowings under Uniti’s term loan facility and $56.7 million of outstanding borrowings under Uniti’s revolving credit facility (and will terminate related revolving commitments in an amount equal to $57.6 million).

In connection with the offering, the Company is seeking an amendment and waiver from the lenders under its senior secured credit facilities. The amendment and waiver will waive any potential default that would arise if the Company’s financial statements for 2019 include a “going concern” statement. As of the date hereof, the Company has consents from lenders that will constitute the required majority of lenders (after giving effect to the repayment and termination described above) to make such amendment and waiver effective, and the effectiveness of the amendment and waiver is conditioned on such repayment and termination.

The notes will be guaranteed on a senior unsecured basis by the Company and on a senior secured basis by each of the Company’s subsidiaries (other than the Issuers) that guarantees indebtedness under the Company’s senior secured credit facilities (the “Subsidiary Guarantors”). The notes and the subsidiary guarantees will be secured by first-priority liens on substantially all of the assets of the Issuers and the Subsidiary Guarantors (subject to certain exceptions), which liens will also ratably secure the Company’s existing secured notes and its senior secured credit facilities.

The notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT UNITI

Uniti, an internally managed real estate investment trust, is engaged in the acquisition and construction of mission critical communications infrastructure, and is a leading provider of wireless infrastructure solutions for the communications industry. As of September 30, 2019, Uniti owns 6.0 million fiber strand miles, approximately 630 wireless towers, and other communications real estate throughout the United States. Additional information about Uniti can be found on its website at www.uniti.com.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact including those regarding the proposed offering of the notes.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to, the future prospects of our largest customer, Windstream Holdings, which, following a finding that it is in default of certain of its debt, on February 25, 2019, and along with all of its subsidiaries, filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code; our ability to continue as a going concern if Windstream Holdings were to succeed in its recharacterization and fraudulent transfer claims against us, reject the master lease or be unable or unwilling to perform its obligations under the master lease, including its obligations to make monthly rent payments; the ability and willingness of our customers to meet and/or perform their obligations under any contractual arrangements entered into with us, including master lease arrangements; the ability of our customers to comply with laws, rules and regulations in the operation of the assets we lease to them; the ability and willingness of our customers to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant; the adverse impact of litigation affecting us or our customers; our ability to renew, extend or retain our contracts or to obtain new contracts with significant customers (including customers of the businesses that we acquire); the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms; the risk that we fail to fully realize the potential benefits of acquisitions or have difficulty integrating acquired companies; our ability to generate sufficient cash flows to service our outstanding indebtedness; our ability to access debt and equity capital markets; adverse impacts of changes to our business, economic trends or key assumptions regarding our estimates of fair value, including potential impacts of recent developments surrounding Windstream Holdings that could result in an impairment charge in the future, which could have a significant impact to our reported earnings; our ability to retain our key management personnel; the impact on our business or the business of our customers as a result of credit rating downgrades and fluctuating interest rates; adverse impacts of litigation or disputes involving us or our customers; our ability to retain our key management personnel; our ability to qualify or maintain our status as a real estate investment trust (“REIT”), including as a result of the effects of the recent event with respect to our largest customer, Windstream Holdings; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs, including the impact of the 2017 U.S. tax reform legislation; covenants in our debt agreements that may limit our operational flexibility; the possibility that we may experience equipment failures, natural disasters, cyber attacks or terrorist attacks for which our insurance may not provide adequate coverage; other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors described in our reports filed with the SEC.

Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this press release to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

INVESTOR AND MEDIA CONTACTS:

Mark A. Wallace, 501-850-0866

Executive Vice President, Chief Financial Officer & Treasurer

mark.wallace@uniti.com

Bill DiTullio, 501-850-0872

Vice President, Finance and Investor Relations

bill.ditullio@uniti.com

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